                                                                   EXHIBIT 10.19



                                      LEASE

                                     BETWEEN

                         UNITED FINANCIAL MORTGAGE CORP.

                                     TENANT


                                       AND


                             PLUM TREE NATIONAL, LTD

                                    LANDLORD


                                       FOR


                    815 COMMERCE DRIVE, OAK BROOK, ILLINOIS,

                                    PREMISES

                                TABLE OF CONTENTS

1.        TERM....................................................................................................1

2.        POSSESSION..............................................................................................1

3.        BASE RENT...............................................................................................1

4.        ADDITIONAL RENT.........................................................................................2

5.        USE OF PREMISES.........................................................................................2

6.        TENANT IMPROVEMENTS.....................................................................................2

7.        SERVICES................................................................................................3

          A.   List of Services...................................................................................3

          B.   Billing for Electricity............................................................................4

          C.   Interruption of Services...........................................................................5

          D.   Charges for Services...............................................................................5

8.        REPAIRS.................................................................................................5

9.        ADDITIONS AND ALTERATIONS...............................................................................6

10.       COVENANT AGAINST LIENS..................................................................................6

11.       INSURANCE...............................................................................................7

          A.   Waiver of Subrogation..............................................................................7

          B.   Coverage...........................................................................................7

          C.   Avoid Action Increasing Rates......................................................................8

12.       FIRE OR CASUALTY........................................................................................8

13.       WAIVER OF CLAIMS - INDEMNIFICATION......................................................................9

14.       NONWAIVER..............................................................................................10

15.       CONDEMNATION...........................................................................................10

16.       ASSIGNMENT AND SUBLETTING..............................................................................10

17.       OPTION TO RENEW........................................................................................11

18.       SURRENDER OF POSSESSION................................................................................12

19.       HOLDING OVER...........................................................................................13

20.       ESTOPPEL CERTIFICATE...................................................................................13

21.       SUBORDINATION..........................................................................................13

22.       CERTAIN RIGHTS RESERVED BY LANDLORD....................................................................14

23.       RULES AND REGULATIONS..................................................................................15

24.       LANDLORD'S REMEDIES....................................................................................15

25.       EXPENSES OF ENFORCEMENT................................................................................17

26.       COVENANT OF QUIET ENJOYMENT............................................................................17

27.       REAL ESTATE BROKER.....................................................................................17

28.       MISCELLANEOUS..........................................................................................17

          A.   Rights Cumulative.................................................................................17

          B.   Interest..........................................................................................18

          C.   Terms.............................................................................................18

          D.   Binding Effect....................................................................................18

          E.   Lease Contains All Terms..........................................................................18

          F.   Delivery for Examination..........................................................................18

          G.   No Air Rights.....................................................................................18

          H.   Modification of Lease.............................................................................18

          I.   Substitution of Other Premises....................................................................19

          J.   Transfer of Landlord's Interest...................................................................19

          K.   Landlord's Title..................................................................................19

          L.   Captions..........................................................................................19

          M.   Covenants and Conditions..........................................................................19

          N.   Only Landlord/Tenant Relationship.................................................................19

          O.   Application of Payments...........................................................................19

          P.   Definition of "Landlord"..........................................................................20

29.       NOTICES................................................................................................20

30.       LIMITATION ON LANDLORD'S LIABILITY.....................................................................21

                                      LEASE
                               815 COMMERCE DRIVE
                               OAK BROOK, ILLINOIS

         AGREEMENT OF LEASE made as of this 6th day of November, 2002 (hereinafter referred to as the "Lease") between DUPAGE NATIONAL BANK, not individually, but as trustee under Trust #1570 and PLUM TREE NATIONAL, LTD., an Illinois corporation (hereinafter referred to as "Landlord") and UNITED FINANCIAL MORTGAGE Illinois corporation, (hereinafter referred to as "Tenant"):

                                   WITNESSETH:

         Landlord hereby leases to Tenant, and Tenant hereby accepts the Premises (hereinafter referred to as the "Premises") designated on the plan attached hereto as Exhibit A and commonly described as 11,200 rentable square feet on the southeast corner of the first floor in the Building known as 815 Commerce Drive (hereinafter referred to as the "Building"), in the Village of Oak Brook, Illinois (hereinafter referred to together with all present and future easements, additions, improvements and other rights appurtenant thereto, as the "Land"), subject to the covenants, terms, provisions and conditions of this Lease.

         In consideration thereof, Landlord and Tenant covenant and agree as follows:

         1. TERM.

         The term of this Lease (hereinafter referred to as the "Term") shall be for seven years and two months commencing on the 1st day of February, 2003 (hereinafter referred to as the "Commencement Date") and ending on the 31st day of March, 2010 (hereinafter referred to as the "Termination Date"), unless sooner terminated as provided herein.

         2. POSSESSION.

         Commencing December 1, 2002, Tenant shall have free access to the Premises for the purpose of decorating or installing furniture, fixtures and equipment.

         3. BASE RENT.

         Tenant shall pay to Landlord at Oak Brook, Illinois or at such other place as Landlord may from time to time designate in writing in coin or currency which at the time of payment is legal tender for private or public debts in the United States of America, rent at the annual rate of One hundred forty five thousand six hundred dollars ($145,600.00) (hereinafter referred to as the "Base Rent") in equal monthly installments of Twelve thousand one hundred thirty three dollars thirty three cents ($12,133.33) each in advance on or before the first day of each and every month during the Term, except that Tenant shall pay two months base rent at the time of execution of this Lease, one-half of which is to be applied against the rent for February, 2005 and one-half as security for the full and faithful performance of the Tenant. If the Term commences other than on the first day of a month or ends other than on the last day of a month, the Rent for such month shall be prorated. The prorated Rent for the portion of the month in which the Term commences shall be charged against the first full monthly installment and the balance of said installment shall be credited against the amount due for the second month.

         4. ADDITIONAL RENT.

         In addition to paying the Rent specified in Section 3 hereof, commencing February 1, 2004 Tenant shall pay "Additional Rent" in the amount of 3% of the prior year's total rent or the increase in the Consumer Price Index for the prior calendar year times the prior year's total rent, whichever is greater. No other sums shall be due from Tenant as rent other than the amounts indicated by paragraphs 3, 4 and 7.D. of this Lease as all operating expenses are covered by Base Rent.

         5. USE OF PREMISES.

         Tenant shall continuously and without interruption use and occupy the entire Premises as an office for the originating and servicing of real estate mortgages.

         6. TENANT IMPROVEMENTS.

         Landlord shall at its cost:

                  (a) Recarpet and repaint the entire Premises. Colors of carpet and paint to be chosen by Tenant.

                  (b)      Repaint ceiling and grids throughout Premises.

                  (c) Replace all doors and hardware. Doors are to be oak six panel stain grade doors. Hardware to be lever type. Doors to be stained/painted per Tenant's choice.

                  (d) Install demising wall in 2000 s.f. space and separate utilities.

                  (e) Replace all lenses on fluorescent lighting with clear or white lenses.

                  (f) Ensure that all mechanical and electrical systems are serving the Premises in good working order at lease commencement.

                  (g) Replace all door and floor trim with wood trim. Trim to be stained/painted per Tenant's direction.

                  (h) Clean, repair and/or replace, where necessary, all window blinds/covers.

                  (i) At Tenant's direction, move/remove any walls between existing offices.

                  (j) Add Entrance way, Door and framing near windows so as to allow access between joining suites.

Tenant shall be responsible for:

         (1)      Installation of all work stations per code.

         (2) Installation of all communication requirements per code. (Building is plenum ceiling)

         (3) Installation of all security requirements for suite areas, but not horns/strobes if required by code.

         (4) Cost of new offices if desired by Tenant. New offices are to be installed by Landlord at cost without overhead or profit charged to Tenant. Tenant has option to price cost of offices.

Landlord shall provide Signage on one half of the existing sign facing 1-88 at its cost. If signs are permitted by Oak Brook, Tenant may, in the alternative, install a sign at Tenant's expense. In addition, Tenant shall be listed in the stone sign on ground level.

Tenant has the right to a final walk through prior to taking possession so as to ensure that the work agreed to by the parties has been completed to Tenant's satisfaction and approval.

The Tenant's taking possession of any portion of the Premises shall be conclusive evidence that such portion of the Premises was in good order and satisfactory condition when Tenant took possession, except as to latent defects, excluding items of damage caused by Tenant or its agents, independent contractors or suppliers. No promise of the Landlord to alter, remodel or improve the Premises or the Building and no representation by Landlord or its agents respecting the condition of the Premises or the Building have been made to Tenant or relied upon by Tenant other than as may be contained in this Lease or in any written amendment hereto signed by Landlord and Tenant. Not withstanding the aforementioned, as of the Commencement Date, Landlord warrants and represents that the Premises shall be in good, sanitary order condition and repair.

         7. SERVICES.

                  A. LIST OF SERVICES.

          Landlord shall provide six reserved, covered parking spaces to Tenant which shall also be clearly marked and labeled as being reserved for United Financial Mortgage Corp. and shall provide the following services on all days during the Term, except Sundays and holidays, unless otherwise stated:

         (i) Heating and air conditioning when necessary for normal comfort in the Premises, from Monday through Friday, during the period from 7 a.m. to 8 p.m. and, on Saturday, during the period from 7 a.m. to 5:00 p.m. Tenant will pay for all heating and air conditioning requested and furnished prior to or following such hours at rates to be established from time to time by Landlord. (Subject to all governmental rules, regulations and guidelines applicable thereto.);

         (ii) Adequate electrical wiring and facilities for standard building lighting fixtures for Tenant's incidental uses. Tenant shall bear the cost of replacement of bulbs and ballasts for lighting fixtures. In respect of such incidental uses, adequate electrical wiring and facilities will be furnished in the Premises by Landlord, provided that (a) the connected electrical load of the incidental use equipment does not exceed an average of one watt per square foot of the Premises; (b) the electricity so furnished for incidental uses will be at a nominal 120 volts and no electrical circuit for the supply of such incidental use will have a current capacity exceeding 15 amperes; and (c) such electricity will be used only for equipment and accessories normal to office usage. If Tenant's requirements for electricity for incidental uses are in excess of those set forth in the preceding sentence, the Landlord reserves the right to require Tenant to install the conduit, wiring and other equipment necessary to supply electricity for such excess incidental use requirements at the Tenant's expense by arrangement with Commonwealth Edison Company or another approved local utility;

         (iii) City water from the regular building outlets for drinking, lavatory and toilet purposes;

         (iv) Janitor services Monday through Friday in and about the Premises, comparable to the standard janitor services furnished by other first-class office buildings; See "Suite Cleaning Specifications, attached as Exhibit "D".

         (v) Window washing of all inside and outside windows in the Premises at intervals to be determined by Landlord; and

         (vi) Adequate operator less passenger and freight elevator service at all times.

         (vii) Maintain and keep lighted, at its expense, all common areas; i.e.,. stairs, entries, hallways, bathrooms and Signage.

         (viii) Maintain and service, at its expense, all systems servicing the Building and Premises including, among other things, the heating, ventilation, air conditioning, plumbing and electrical systems like other first class buildings.

         (ix) Maintain, at its expense, the Building in good order, repair and condition at all times during the Term, and Landlord shall promptly and adequately repair all damage to the Building.

                  B. BILLING FOR ELECTRICITY.

          Tenant shall pay for the use of all electrical service to the Premises (other than the electrical service necessary for Landlord to fulfill its obligation to provide heating and air conditioning as provided in Paragraph 7A(i) hereof). Provided that Landlord can make arrangements satisfactory to Landlord and Tenant with the utility company supplying electricity to the Premises, Tenant shall be billed directly by such utility and Tenant agrees to pay each bill promptly in accordance with its terms.

                  C. INTERRUPTION OF SERVICES.

         Tenant agrees that Landlord shall not be liable in damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service, or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, renewals or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, air conditioning, ventilation, heating or other fuel at the Building after reasonable effort so to do, by any accident or casualty whatsoever, by the act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve the Tenant from paying Rent or performing any of its obligations under this Lease. Landlord shall be diligent in its efforts to cure such failure or delay or diminution. Provided, however, that the failure on the part of Landlord to furnish vital services or utilities or other such failures within the reasonable control of Landlord would lead to abatement of rent if the Premises are untenantable for 2 or more consecutive days or cancellation of the lease if the Premises are untenantable for more than 21 consecutive days.

                  D. CHARGES FOR SERVICES.

         Charges for any services for which Tenant is required to pay from time to time hereunder including, but not limited to, hoisting services or after hours heating or air conditioning shall be due and payable at the same time as the installment of Rent with which they are billed, or, if billed separately, shall be due and payable within ten (10) days after such billing. If Tenant shall fail to make payment for any such services, Landlord may, with notice to Tenant, discontinue any or all of such services and such discontinuance shall not be deemed to constitute an eviction or disturbance of the Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its other obligations under this Lease.

                  8. REPAIRS.

         Tenant will, at Tenant's own expense, keep the Premises in good order, repair and condition at all times during the Term, and Tenant shall promptly and adequately repair all damage to the Premises it causes and replace or repair all damaged or broken fixtures and appurtenances, under the supervision and subject to the approval of the Landlord, and within any reasonable period of time specified by the Landlord. If the Tenant does not do so, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements and additions to the Premises or the Building or to any equipment located in the Building as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental authority or court order or decree. When making repairs, alterations, improvements and additions to the Premises or Building or to any equipment in the Building, Landlord will make reasonable efforts to minimize the interruption or disruption of Tenant's business.

         9. ADDITIONS AND ALTERATIONS.

         Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, make any alterations, improvements or additions to the Premises. If Landlord consents to said alterations, improvements or additions, it may impose such conditions with respect thereto as Landlord deems appropriate, including, without limitation, requiring Tenant to furnish Landlord with security for the payment of all costs to be incurred in connection with such work, insurance against liabilities which may arise out of such work, and plans and specifications plus permits necessary for such work. The work necessary to make any alterations, improvements or additions to the Premises shall be done at Tenant's expense by employees of or contractors hired by Landlord except to the extent Landlord gives its prior written consent to Tenant's hiring contractors which consent shall not be unreasonably withheld. Tenant shall promptly pay to Landlord or to Tenant's contractors, as the case may be, when due, the cost of all such work and of all decorating required by reason thereof. Upon completion of such work Tenant shall deliver to Landlord, if payment is made directly to contractors, evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Tenant shall defend and hold Landlord and the Land and Building harmless from all costs, damages, liens and expenses related to such work. All work done by Tenant or its contractors shall be done in a first-class workmanlike manner using only good grades of materials and shall comply with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies.

         All alterations, improvements and additions to the Premises, whether temporary or permanent in character, made or paid for by Landlord or Tenant, shall without compensation to Tenant become Landlord's property at the termination of this Lease by lapse of time or otherwise and shall, unless Landlord requests their removal (in which case Tenant shall remove the same as provided in Section 18), be relinquished to Landlord in good condition, ordinary wear excepted.

         10. COVENANT AGAINST LIENS.

         Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the Land, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Tenant covenants and agrees not to suffer or permit any lien of mechanics or material men or others to be placed against the Land, Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching, Tenant covenants and agrees to cause it to be immediately released and removed of record.

         In the event that such lien is not immediately released and removed. Landlord, at its sole option, may take all action necessary to release and remove such lien (without any duty to investigate the validity thereof) and Tenant shall promptly upon notice reimburse Landlord for all sums, costs and expenses (including reasonable attorneys' fees) incurred by Landlord in connection with such lien.

         11. INSURANCE.

                  A. WAIVER OF SUBROGATION.

Landlord and Tenant each hereby waive any and every claim for recovery from the other for any and all loss of or damage to the Building or Premises or to the contents thereof, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under said insurance policies. In as much as this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give to each insurance company which has issued, or in the future may issue, to it policies of fire and extended coverage insurance, written notice of the terms of this mutual waiver, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver. Waiver of subrogation rights as to insurance companies is conditioned upon each insurance company's respective written consent, which the parties hereto agree to make reasonable efforts to obtain.

                  B. COVERAGE.

         Tenant shall carry insurance during the entire Term insuring Tenant and Landlord as their interests may appear with terms, coverages and in companies satisfactory to Landlord, and with such increases in limits as Landlord may from time to time request, but initially Tenant shall maintain the following coverages in the following amounts;

         (i) in case of personal injury to or death of any person or persons, not less than $1,000,000 for each injury or death to a person and $1,000,000 for each incident involving personal injury or death to persons, and, in case of property damage, not less than $1,000,000 for any one occurrence; and

         (ii) in case of fire, sprinkler leakage, malicious mischief, vandalism, and other extended coverage perils, for the full insurable replacement value of all additions, improvements and alterations to the Premises which are beyond the "Building standard", Tenant improvements provided by Landlord and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises.

         Tenant shall, prior to the commencement of the Term, furnish to Landlord certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or canceled without at least ten days prior written notice to Landlord and Tenant.

         Landlord shall secure, pay for, and at all times during the term hereof maintain insurance providing coverage upon the Premises and Building in an amount equal to the full insurable value thereof and insuring against the perils of fire, extended coverage, vandalism and malicious mischief. Landlord shall also secure, pay for, and at all times during the term hereof maintain bodily injury and property damage liability insurance of not less than $1,000,000.00 per occurrence.

                  C. AVOID ACTION INCREASING RATES.

         Tenant shall comply with all applicable laws and ordinances, all orders and decrees of court and all requirements of other governmental authorities, and shall not, directly or indirectly , make any use of the Premises which may thereby be prohibited or be dangerous to person or property or which may jeopardize any insurance coverage, or may increase the cost of insurance or require additional insurance coverage. If by reason of the failure of Tenant to comply with the provisions of this Section 1 1C, any insurance coverage is jeopardized or insurance premiums are increased, Landlord shall have the option either to terminate this Lease or to require Tenant to make immediate payment of the increased insurance premium.

         12. FIRE OR CASUALTY.

         Paragraph 8 hereof notwithstanding, if the Premises or the Building (including machinery or equipment used in its operation) shall be damaged by fire or other casualty (except fires or other casualties resulting from Tenant's fault or neglect) and if such damage does not render all or a substantial portion of the, Premises or Building untenantable, then Landlord shall repair and restore the same with reasonable promptness, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's reasonable control. If any such damage renders all or a substantial portion of the Premises or Building untenantable, Landlord shall have the right to terminate this Lease as of the date of such damage (with appropriate prorations of the Premises) upon giving written notice to the Tenant at any time within sixty (60) days after the date of such damage. If any such damage renders all or more than fifty percent (50%) of the Premises untenantable and if such damage does not result from Tenant's fault or neglect, Tenant shall also have the right to terminate this Lease as of the date of such damage upon giving written notice to Landlord at any time within forty-five (45) days after the date of such damage. Unless this Lease is terminated as provided in the two preceding sentences and so long as such damage does not result from Tenant's fault or neglect, Landlord shall proceed with reasonable promptness to repair and restore the Premises, subject to reasonable delays for insurance adjustments and delays caused by matters beyond Landlord's reasonable control. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease by virtue of any delays in completion of such repairs and restoration. Rent, however, shall abate on those portions of the Premises as are, from time to time, untenantable as a result of such damage.

         In the event the Building is damaged by fire or other casualty resulting from Tenant's failure or neglect, Landlord shall have no obligation to repair or restore the Building or any part thereof and Tenant shall not be released from any of its obligations hereunder (including, without limitation, its duty to repair the Premises and its liability to Landlord for damages caused by such fire or other casualty.). Tenant hereby acknowledges that Landlord is under no obligation to insure Landlord's interest in the Premises or the Building.

         Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Section to repair or restore any portion of the alterations, additions or improvements in the Premises or the decoration thereto except to the extent that such alterations, additions, improvements and decoration were provided by Landlord, at Landlord's cost, at the beginning of the Term. If Tenant wants any other or additional repairs or restoration and if Landlord consents thereto, the same shall be done at Tenant's expense subject to all of the provisions of Section 8 hereof.

         13. WAIVER OF CLAIMS - INDEMNIFICATION.

         Except for the negligence or willful misconduct of Landlord, Landlord and its officers, agents, servants and employees shall not be liable for any damage either to person or property or resulting from the loss of use thereof sustained by Tenant or by other persons due to the Building or any part thereof or any appurtenances thereof becoming out of repair, or due to the happening or accident or event in or about the Building, or due to any act or neglect of any tenant or occupant of the Building or of any other person. This provision shall apply particularly (but not exclusively) to damage caused by gas, electricity, snow, frost, steam, sewage, sewer gas or odors, fire water or by the bursting or leaking of pipes, faucets, sprinklers, plumbing fixtures, and windows, and shall apply without distinction as to the person whose act or neglect was responsible for the damage and whether the damage was due to any of the causes specifically enumerated above or to some other cause of an entirely different kind. Tenant further agrees that all personal property upon the Premises, or upon loading docks, receiving and holding areas, or freight elevators of the Building, shall be at the risk of Tenant only, and that Landlord shall not be liable for any loss or damage thereto or theft thereof. Without limitation of any other provisions thereof, Tenant agrees to defend, protect, indemnify and save harmless Landlord from and against all liability to third parties arising out of the negligent acts of Tenant and its servants, agents, employees, contractors, suppliers, workmen and invitees. Without limitation of any provisions thereof, Landlord agrees to defend, protect, indemnify and save harmless Tenant from and against all liability to third parties arising out of the negligent acts of the Landlord and its servants, agents, employees, contractors, suppliers, workmen and invitees.

         14. NONWAIVER.

         No waiver of any provision of this Lease shall be implied by any failure of Landlord of Tenant to enforce any remedy on account of the violation of such provision, even if such violation be continued or. repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time in the manner specifically stated. No receipt of moneys by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Term or affect any notice given Tenant prior to the receipt of such moneys, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

         15. CONDEMNATION.

         If the Land or the Building or any portion thereof shall be taken or condemned by any competent authority for any public or quasi-public use or purpose (a "taking"), or if the configuration of any street, alley, riverbank, or bridge adjacent to the Building is changed by any competent authority and such taking or change in configuration makes it necessary or desirable to remodel or reconstruct the Building, Landlord shall have the right, exercisable at its sole discretion, to cancel this Lease upon not less than ninety (90) days notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation and Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by such taking or change in configuration except that Tenant shall have moving expenses paid and compensation for the difference, if any, between rent of this lease and a new lease.

         16. ASSIGNMENT AND SUBLETTING.

                  (a) Tenant shall not without Landlord's prior written consent, which consent shall be unreasonably withheld:

         (i)      assign, hypothecate, mortgage, encumber, or convey this Lease;

         (ii) allow any transfer thereof or any lien upon Tenant's interest by operation of law;

         (iii)    sublet the Premises or any part thereof; or

         (iv) permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant.

                  (b) If Tenant desires the consent of Landlord to an assignment of the entire demised premises for the remaining term or subletting of all or a part of the demised premises (the entire demised premises for me remaining term it an assignment is desired or the portion of the demised premises if a sublet is desired being hereinafter referred to as "Subject Premises"), Tenant shall submit to Landlord:

         (i) the proposed sublease or assignment (executed by Tenant and subtenant or assignee), which is not to commence prior to the first day of the month immediately following the month in which the thirtieth day following the submission to Landlord occurs, and

         (ii) sufficient information to permit Landlord to determine the acceptability of the financial responsibility and character of subtenant or assignee.

                  (c) If Landlord grants consent:

         (i) the terms and conditions of this Lease, including among other things, Tenant's liability for the Subject Premises shall in no way be deemed modified, abrogated or amended:

         (ii) Tenant shall pay Landlord 50% of all profit derived by Tenant in such sublease or assignment.

         (iii) the consent shall not be deemed a consent to any further subletting or assignments by either Tenant, subtenants or assignees.

         17. OPTION TO RENEW.

         Tenant shall have the option to renew this Lease for a period of seven
(7) years on the same terms and conditions, except rent. The renewal period shall commence at the expiration of the initial term. Tenant must give written notice to Landlord of its intent to exercise this option not less than six (6) months prior to the expiration of the initial term. The written notice shall be in the form of certified or registered mail, return receipt requested. The Base Rent for the renewal term shall be 100% of the prevailing market rate ("market rent") for similar type space in office buildings within the Oak Brook area for the first year of the renewal term to be increased in each successive year by three (3%) percent of the prior year's total rent or the increase in the Consumer Price Index for the prior calendar year times the prior year's total rent, whichever is greater. Landlord shall deliver to Tenant a notice which shall specify the initial annual Base Rent and monthly installments thereof within seven (7) days after Tenant's notice of election to exercise its option to renew. Tenant shall have seven (7) days to rescind the exercise of its option to renew by sending written notice thereof to Landlord within said 7-day period after the receipt of Landlord 's notice to Tenant specifying the Base Rent for the initial year of the renewal term. Should Tenant not rescind the election of its option to renew and should Tenant disagree with the market rent so determined by

Landlord, Tenant may demand, at any time within fifteen (15) days of Tenant's receipt of Landlord's notice aforesaid., that the determination of market rent shall be submitted to arbitration. Such arbitration shall be conducted in DuPage County, Illinois in accordance with the following: each party shall designate in writing, within 15 days after any such notice, the name of an arbitrator who holds an M.A.I.( Master Appraiser Institute) designation or its equivalent and who is familiar with Oak Brook market rentals. Within 45 days after the designations, as aforesaid, the two arbitrators chosen shall each make his decision as to the market rent. Should such arbitrators disagree as to the market rent, but should the highest determination of market rent be within 10% of the lowest determination, the average of the amounts determined by the two arbitrators shall be deemed the market rent. In the event that the two arbitrators are in excess of 10% apart, and, in the further event landlord and Tenant cannot mutually agree as to the market rent, within 10 days after the receipt of the determination by such two arbitrators, the two arbitrators shall appoint a third arbitrator of equal qualification who shall determine market rent within 45 days of appointment. Whereupon the average of the amounts determined by the three arbitrators shall be deemed market rent. Any determination shall be binding upon Tenant and Landlord and shall be enforceable by any court exercising jurisdiction over the parties. The cost of the arbitrators, excluding fees of counsel for Tenant and Landlord, shall be divided equally between the parties. In the event the arbitration is not resolved at the end of the term, Tenant shall pay as rent during the renewal term 110 % of the total rent then being paid by Tenant hereunder. Upon determination of the market rent, the rent paid during the period of dispute will be retroactively adjusted and appropriate payment made.

         18. SURRENDER OF POSSESSION.

         Upon the expiration of the Term or upon the termination of Tenant's right of possession, whether by lapse of time or at the option of Landlord as herein provided, Tenant shall forthwith surrender the Premises to Landlord in good order, repair and condition, ordinary wear excepted, and shall, if Landlord so requires, restore the Premises to the condition existing at the beginning of the Term. Any interest of Tenant in the alterations, improvements, and additions to the Premises (including without limitation all carpeting or floor covering) made or paid for by Landlord or Tenant shall without compensation to Tenant become Landlord's property at the termination of this Lease by lapse of time or otherwise and such alterations, improvements and additions shall be relinquished to Landlord in good condition, ordinary wear excepted. At the termination of the Term or of Tenant's right of possession Tenant agrees to remove the following items of Tenant's property; office furniture, trade fixtures, office equipment and all other items of Tenant's property on the Premises. Tenant shall pay to Landlord upon demand the cost of repairing any damage to the Premises and to the Building caused by any such removal. If Tenant shall fail or refuse to remove any such property from the Premises Tenant shall be conclusively presumed to have abandoned the same, and title thereto shall thereupon pass to Landlord without any cost either by set-off, credit, allowance or otherwise, and Landlord may at its option accept the title to such property or upon ten days notice, at Tenant's expense may (i) remove the same or any part in any manner that Landlord shall choose, repairing any damage to the Premises caused by such removal, and (ii) store, destroy or otherwise dispose of the same without incurring liability to Tenant or any other person.

         19. HOLDING OVER.

         Tenant shall pay to Landlord an amount as Rent equal to 120% of the Total Rent herein provided during each month or portion thereof for which Tenant shall retain possession of the Premises or any part thereof for the first three months and 200% for the fourth and subsequent months after the termination of the Term or of Tenant's right of possession, whether by lapse of time or otherwise.

         20. ESTOPPEL CERTIFICATE.

         The Tenant agrees that, from time to time upon not less than ten days prior request by Landlord, the Tenant, or Tenant's duly authorized representative having knowledge of the following facts, will deliver to Landlord a statement in writing certifying (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease as modified is in full force and effect); (ii) the dates to which Rent and other charges have been paid; (iii) that the Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail; and (iv) such further matters as are set forth on the form of estoppel certificate attached hereto as exhibit B and made a part hereof, it being intended that any such statement may be relied upon by any prospective purchaser or tenant of the Building, any mortgagees or prospective mortgagees thereof, or any prospective assignee of any mortgage thereof. Tenant shall execute and deliver whatever instruments may be required for such purposes, and in the event Tenant fails so to do within twenty (20) days after demand in writing, Tenant shall be considered in default under this Lease.

         21. SUBORDINATION.

         This Lease is subject and subordinate to all present and future ground or underlying leases of the Land and to the lien of any mortgages or trust deeds, now and hereafter in force against the Land and Building, or either, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases require in writing that this Lease shall be superior thereto. Tenant shall at Landlord's request execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so, provided that such shall in no way relieve Tenant from obligation of executing such instruments of subordination or superiority.

         22. CERTAIN RIGHTS RESERVED BY LANDLORD.

         Landlord shall have the following rights, each of which Landlord may exercise without notice to Tenant and without liability to Tenant for damage or injury to property, person or business on account of the exercise thereof, and the exercise of any such rights shall not be deemed to constitute an eviction or disturbance of Tenant's use or possession of the Premises and shall not give rise to any claim for set-off or abatement of Rent and any other claim:

                  (a) To change the Building's name or street address subject to Landlord's covering of Tenant's reasonable expense relating to the same.

                  (b) To install, affix and maintain any and all signs on the exterior and on the interior of the Building;

                  (c) To decorate or to make repairs, alterations, additions, or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises, and during the continuance of any of said work, to temporarily close doors, entryways, public space and corridors in the Building and to interrupt or temporarily suspend services or use of facilities, all without effect upon any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible and useable;

                  (d) To furnish thirty (30) door keys for Building and Premises doors at the commencement of the lease. To retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises. Tenant agrees to purchase only from Landlord additional duplicate keys as required, to change no locks, and not to affix locks on doors without the prior written consent of Landlord. Upon the expiration of the Term or of Tenant's right to possession, Tenant shall return all keys to Landlord and shall disclose to Landlord the combination of any safes, cabinets or vaults left in the Premises.

                  (e) To designate that window treatment shall be Building Standard Venetian blinds or curtains and to designate and approve, prior to installation, all types of additional window shades, blinds, or draperies;

                  (f) To approve the weight, size and location of safes, vaults and other heavy equipment and articles in and about the Premises and the Building (so as not to exceed the legal live load per square foot designated by the structural engineers for the Building), and to require all such items and furniture and similar items to be moved into or out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Tenant shall not install or operate machinery or any mechanical devices of a nature not directly related Tenant's ordinary use of the Premises without the prior written consent of Landlord.

Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant and Landlord reserves the right to require permits before allowing any property to be moved into or out of the Building.

                  (g) To close the Building after regular working hours and on Sundays and legal holidays subject, however, to Tenant's right to admittance to the Premises under such regulations as Landlord may prescribe from time to time, which may include but shall not be limited to, a requirement that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and establish their right to enter or leave the Building. Such regulations may include, but shall not be limited to, the requiring of identification from Tenant's employees, agents, clients, customers, invitees, visitors and guests;

                  (h) To establish controls for the purpose of regulating all property and packages (both personal and otherwise) to be moved into or out of the Building and Premises;

                  (i) To regulate delivery and service of supplies in order to insure the cleanliness and security of the Premises and to avoid congestion of the loading docks, receiving areas and freight elevators;

                  (j) To show the Premises to prospective tenants at reasonable hours during the last twelve months of the Term and, if vacated or abandoned, to show the Premises at any time and to prepare the Premises for re-occupancy;

                  (k) To erect, use and maintain pipes, ducts, wiring and conduits, and appurtenances thereto, in and through the Premises at reasonable locations;

                  (l) To enter the Premises with reasonable notice to Tenant, at any reasonable time, to inspect the Premises.

         23. RULES AND REGULATIONS.

         Tenant agrees to observe the rules and regulations for the Building attached hereto as Exhibit C and made a part hereof. Landlord shall have the right from time to time to prescribe additional rules and regulations which, in its judgment, may be desirable for the use, entry, operation and management of the Premises and Building, each of which rules and regulations and any amendments thereto shall become a part of this Lease. Tenant shall comply with all such rules and regulations provided however that such rules and regulations shall not contradict or abrogate any right or privilege herein expressly granted to Tenant.

         24. LANDLORD'S REMEDIES.

         If default shall be made in the payment of the Rent or any installment thereof or in the payment of any other sum required to be paid by Tenant under this Lease or under the terms of any other agreement between Landlord and Tenant and such default shall continue for five (5) days after written notice to Tenant, or if default shall be made in the observance or performance of any of the other covenants or conditions in this Lease which Tenant is required to observe and perform and such default shall continue for ten (10) days after written notice to Tenant, or if a default involves a hazardous condition and is not cured by Tenant immediately upon written notice to Tenant, or if the interest of Tenant in this Lease shall be levied on under execution or other legal process, or if any voluntary petition in bankruptcy or for corporate reorganization or any similar relief shall be filed by Tenant, or if any involuntary petition in bankruptcy shall be filed against Tenant under any federal or state bankruptcy or insolvency act and shall not have been dismissed within thirty days from the filing thereof, or if a receiver shall be appointed for Tenant or any of the property of Tenant by any court and such receiver shall not have been dismissed within thirty days from the date of his appointment, or if Tenant shall make an assignment for the benefit of creditors, or if Tenant shall admit in writing Tenant's inability to meet Tenant's debts as they mature, or if Tenant shall abandon or vacate the Premises during the Term, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease, and thereupon at its option may, with or without notice or demand of any kind to Tenant or any other person, have any one or more of the following described remedies in addition to all other rights and remedies provided at law or in equity or elsewhere herein:

                           (i) Landlord may terminate this Lease and the Term
                  created hereby, in which event Landlord may forthwith repossess the Premises and be entitled to recover forthwith, in addition to any other sums or damages for which Tenant may be liable to Landlord, as damages a sum of money equal to the excess of the present value of the Rent provided to be paid by Tenant for the balance of the Term over the fair market rental value of the Premises, after deduction of all anticipated expenses of reletting, for said period. Should the fair market rental value of the Premises, after deduction of all anticipated expenses of reletting, for the balance of the Term exceed the value of the Rent provided to be paid by Tenant for the balance of the Term, Landlord shall have no obligation to pay to Tenant the excess or any part thereof or to credit such excess or any part thereof against any other sums or damages for which Tenant may be liable to Landlord.

                           (ii) Landlord may terminate Tenant's right of
                  possession and may repossess the Premises by forcible entry and detainer suit, by taking peaceful possession or otherwise, without terminating this Lease, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant, for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to decorate, repair, remodel or alter the Premises. If Landlord shall fail to relet the Premises, Tenant shall pay to Landlord as damages a sum equal to the amount of the Rent reserved in this Lease for the balance of the Term. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of all decoration, repairs remodeling, alterations and additions and the expenses of such reletting and of the collection of the rent accruing therefrom to satisfy the Rent provided for in this Lease, Tenant shall satisfy and pay such difference upon demand therefor from time to time. Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section 24 from time to time and that no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

         25. EXPENSES OF ENFORCEMENT.

         If either party to the lease brings an action to enforce the terms of the lease or declare rights under the lease, the prevailing party in such action shall be entitled to recover reasonable attorneys' fees, expenses and costs from the other party.

         26. COVENANT OF QUIET ENJOYMENT.

         The Landlord covenants that the Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of the Tenant to be kept, observed, and performed, shall during the Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions, and agreements hereof.

         27. REAL ESTATE BROKER.

         The Tenant represents that the Tenant has dealt with (and only with Joe Khoshabe and S. C. Hosty as brokers in connection with this Lease, and that insofar as the Tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection therewith. Tenant agrees to indemnify, defend and hold Landlord and its beneficiaries, employees, agent, their officers and partners, harmless from and against any claims made by any broker or finder other than the brokers named above for a commission or fee in connection with this Lease, provided that Landlord has not in fact retained such broker or finder. The parties agree and understand that the Landlord is solely responsible for the payment of my commission to be paid in connection herewith under the terms of a separate agreement between the Landlord and the broker(s).

         28. MISCELLANEOUS.

                  A. RIGHTS CUMULATIVE.

         All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

                  B. INTEREST.

         All payments becoming due under this Lease and remaining unpaid when due shall bear interest until paid at the rate of five per cent per annum (but in no event at a rate which is more than the highest rate which is at the time lawful in the State of Illinois.)

                  C. TERMS.

         The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed.

                  D. BINDING EFFECT.

         Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of the Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Section 16 hereof.

                  E. LEASE CONTAINS ALL TERMS.

         All of the representations and obligations of Landlord are contained herein and in the Exhibits, and no modification, waiver or amendment of this Lease or of any of its conditions or provisions shall be binding upon the Landlord unless in writing signed by Landlord or by a duly authorized agent of Landlord empowered by a written authority signed by Landlord.

                  F. DELIVERY FOR EXAMINATION.

         Submission of the form of the Lease for examination shall not bind Landlord in any manner, and no Lease or obligations of the Landlord shall arise until this instrument is signed both by Landlord and Tenant and delivery is made to each.

                  G. NO AIR RIGHTS.

         No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

                  H. MODIFICATION OF LEASE.

         If any lender requires, as a condition to its lending funds the repayment of which is to be secured by a mortgage or trust deed on the Land and Building or either, that certain modifications be made to this Lease, which modifications will not require Tenant to pay any additional amounts or otherwise change materially the rights or obligations of Tenant hereunder, Tenant shall, upon Landlord's request, execute appropriate instruments affecting such modifications.

                  I. SUBSTITUTION OF OTHER PREMISES. [INTENTIONALLY OMITTED.]

                  J. TRANSFER OF LANDLORD'S INTEREST.

         Tenant acknowledges that Landlord has the right to transfer its interest in the Land and Building and in this Lease, and Tenant agrees that in the event of any such transfer Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

                  K. LANDLORD'S TITLE.

         Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

                  L. CAPTIONS.

         The captions of Sections and subsections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Sections or subsections.

                  M. COVENANTS AND CONDITIONS.

         All of the covenants of the Tenant hereunder shall be deemed and construed to be "conditions", if Landlord so elects, as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance.

                  N. ONLY LANDLORD/TENANT RELATIONSHIP.

         Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

                  O. APPLICATION OF PAYMENTS.

         Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy any obligations of Tenant hereunder; in such order and amounts, as Landlord in its sole discretion, may elect.

                  P. DEFINITION OF "LANDLORD".

         All indemnities, covenants and agreements of Tenant contained herein which inure to the benefit of Landlord shall be construed to. also inure to the benefit of Landlord's beneficiaries and all partners therein and the agents and employees thereof.

         29. NOTICES.

         All notices to be given under this Lease shall be in writing and delivered personally or deposited in the United States Mail, certified or registered mail with return receipt requested, postage prepaid, addressed as follows:

                           (a)      If to Landlord:
                                    Plum Tree National, Ltd.
                                    815 Commerce Drive
                                    Oak Brook, IL 60521
                                    Attn: Building Manager

or to such other person or such other address designated by notice sent by Landlord to Tenant.

                           (b)      If to Tenant:
                                    United, Financial Mortgage Corp.,
                                    815 Commerce Drive
                                    Oak Brook, IL 60521
                                    Attention: Steve Khoshabe
                                    cc: United Financial's Legal Department.

or to such other person or such other address designated by notice sent by Tenant to Landlord.

         Notice by mail shall be deemed to have been given when deposited in the United States mail as aforesaid.

         30. LIMITATION ON LANDLORD'S LIABILITY.

         It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings or agreements are made or intended as personal covenants, undertakings or agreements by Landlord as aforesaid, or its beneficiaries, and any liability for damage or breach or nonperformance by Landlord shall be collectible only out of Landlord's interest in the Building and no personal liability is assumed by, nor at any time may be asserted against, Landlord or its beneficiaries or any of its or their heirs, agents, legal representatives, successors or assigns, all such liability, if any, being expressly waived and released by Tenant.



TENANT:                                          LANDLORD:


UNITED FINANCIAL MORTGAGE CORP.                  DuPage National Bank,
an Illinois Corporation                          not individually but as trustee
                                                 under Trust #1570

By: /s/ Steve Khoshabe                           By: /s/ Richard Walsh
   ----------------------------------                ---------------------------
                                                         Asst. Trust Officer
Its: Executive Vice President

Attested by: /s/ Galina Kolodyi
             ------------------------            Plum Tree National, Ltd.,
                                                 an Illinois corporation, the
                                                 sole Beneficiary of Trust #1570

                                                 By: /s/ Thomas J. McCracken Sr.
                                                     ---------------------------

                                                 Its: President
                                                     ---------------------------

                                                 Attested by: /s/ Joseph deLaVan
                                                              ------------------